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                                                                   Exhibit 10.23

                                LEASE AGREEMENT

THE STATE OF TEXAS                    {


COUNTY OF TRAVIS                      {

This Lease Agreement is made as of the 22nd day of August , 1994 by and between
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THE UNIVERSITY OF TEXAS SYSTEM (herein referred to as "Landlord"), and TELCO
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COMMUNICATIONS GROUP, INC. (herein referred to as "Tenant").
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                                  WITNESSETH:

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

     Unless otherwise clearly indicated by the context, the following terms shall have the meanings specified below when they are used in the Lease
Agreement:

     1.1  Building. The Term "Building" shall mean that certain building locally known as The Colorado Building located at 702 Colorado, consisting of six (6) floors and a basement and constructed on the tract of land in Travis County, Texas more particularly described by the metes and bounds description in Exhibit "A" attached hereto and incorporated herein by reference.
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     1.2  Garage. The term "Garage" shall mean that certain structure for the parking of cars located adjacent to the Building on the land described in Exhibit "A" attached hereto. Parking rentals, if applicable, are described in
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Exhibit E.
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     1.3  "Net Rentable Area. The term "Net Rentable Area," as used herein, shall refer to (i) in the case of a floor leased to a single tenant, all floor area measured from the inside surface of the outer glass line of the Building to the inside surface of the opposite outer glass line, excluding only Service Areas and General Common Areas (defined below), plus an allocation of the square footage of the General Common Areas, and (ii) in the case of a floor leased to more than one tenant, all floor areas within the inside surface of the outer glass line of the Building enclosing the Leased Premises and measured to the midpoint of demising walls (i.e., walls separating the Leased Premises from areas leased to or held for lease to other tenants, from On-Floor Common Areas (defined below) and from General Common Areas), excluding only Service Areas, plus an allocation of the square footage of the General Common Areas and an allocation of the square footage of the On-Floor Common Areas. No projections necessary to the Building.

     "Service Areas" shall mean the areas within (and measured from the midpoint of the walls enclosing) the Building's stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts and vertical ducts. Areas for the specific use of Tenant and installed at the
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request of the Tenant, such as special stairs or elevators, are not included within the definition of Service Areas.

     "General Common Areas" shall mean those areas within (and measured from the midpoint of the walls enclosing) the Building's elevator machine rooms, main mechanical and electrical rooms, public lobbies, management office, and other areas not leased or held for lease within the Building, but which are necessary or desirable for the proper utilization of the Building or to provide customary services to the Building. The allocation of the square footage of the General Common Areas shall be equal to the total General Common Areas within the Building multiplied by a fraction, the numerator of which is the Net Rentable Area of the Leased Premises (excluding only the allocation of the General Common
Area) and the denominator of which is the Net Rentable Area (excluding only the General Common Areas) of all office space leased or held for lease in the Building.

     "On-Floor Common Areas" shall mean all areas within (and measured from the midpoint of the walls enclosing) public corridors, elevator foyers, restrooms, mechanical rooms, janitor closets, telephone and equipment rooms, and other similar facilities for the use of all tenants on the floor on which the Leased Premises are located. In the case of a floor leased to more than one tenant, the allocation of the square footage of the On-Floor Common Areas on said floor shall be equal to the total On-Floor Common Areas on said floor multiplied by a fraction, the numerator of which is the Net Rentable Area of the portion of the Leased Premises (excluding the allocation of the General Common Areas and excluding the allocation of the On-Floor Common Areas) and the denominator of which is the Net Rentable Area (excluding the allocation of the General Common Areas and excluding the allocation of the On-Floor Common Areas) of all office space leased or held for lease on said floor.

     1.4 Leased Premises. The term "Leased Premises" shall mean that portion of the Building outlined or colored on the floor plan(s) attached hereto as Exhibit "B" and incorporated herein by reference for all pertinent purposes.
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For the purposes of computing rent and other charges under this lease, Landlord and Tenant stipulate that the amount of Net Rentable Area included within the leased premises is 3,515 square feet. In the case of a lease covering less than
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the total Net Rentable Area of a floor, the Leased Premises shall include a non-
exclusive right of ingress and egress to its Leased Premises through the Building corridors and hallways on the floor on which the Leased Premises are located, together with the right to use the restrooms on the floor on which the Leased Premises are located. Each tenant shall have a right of ingress and egress to its Leased Premises through the building lobby, stairs and elevators.

                                       2
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                                   ARTICLE II
                                      TERM
                                      ----

2.1  Term.

          (a) Subject to and upon the terms and conditions set forth herein and in the exhibits hereto, the term of this Lease shall commence on September 1, 1994, The date that this Lease commences shall be called the "Commencement Date." This Lease shall expire on the fifth anniversary of the Commencement Date.

          (b) Within ten (10) days after the Commencement Date, Tenant shall execute and deliver to Landlord a declaration (in the form to be submitted by Landlord) specifying the date upon which the same occurred.

          (c) If for any reason the Leased Premises should not be ready for occupancy by the estimated Commencement Date stated in Section 2.1(a), Landlord shall not be liable or responsible for any claims, damages, or liabilities in connection therewith or by reason thereof.

          (d) Tenant, at his election, may exercise the option to extend this lease for one additional term of five years. To exercise said option Tenant shall notify Landlord of his election in writing delivered to Landlord more than ninety (90) days prior to the expiration of the term involved. In the event the election of this option, rental for the five-year term shall be at the then-market rate for comparable space.

                                  ARTICLE III
                                      RENT
                                      ----

     3.1 Base Rental. Tenant hereby agrees to pay without demand, base rental (herein called "Base Rental") equal to $3,456.42 per month during each year of
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this lease.

                                       3
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Such Base Rental, together with the janitorial services fee specified in Section
5.2, and together with any adjustment of rent provided for herein then in effect, shall be due and payable on the first day of each calendar month during the initial term of this Lease and any extensions or renewals thereof, and Tenant hereby agrees to so pay such rent to Landlord at Landlord's address as provided herein (or such other address as may be designated by Landlord from time to time) monthly in advance without demand or offset. If the term of this Lease Agreement as heretofore established commences on other than the first day of a month or terminates on other than the last day of a month, then the installments of Base Rental for such month or months shall be prorated and the installment or installments so prorated shall be paid in advance. All past-due installments of rent shall bear interest at the maximum lawful rate per annum until paid. If requested by Landlord, all rental payments shall be made by cash or cashier's check.

     3.2 First Month's Rent and Security Deposit. On the date hereof, Tenant shall deposit with Landlord the sum of $3,456.42 the sum of which shall be
                                       ---------
applied against the first month's rent due hereunder on the Completion Date hereof. In addition, Tenant shall deposit, on the date hereof, the sum of $12,000.00 (the "Security Deposit") as security for Tenant's faithful
- ----------
performance of Tenant's obligations herein contained. If Tenant defaults in any manner (including the payment of any rents or other sums due hereunder) in the performance of Tenant's obligations herein contained, Landlord may use, apply, or retain all or any portion of the Security Deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or, at Tenant's option, the last assignee, if any, of Tenant's interest hereunder) within thirty (30) days at the expiration of the term hereto, and after Tenant has vacated the Leased Premises. Landlord's right to so apply the Security Deposit shall in no manner limit, impair, or otherwise affect any of Landlord's remedies set forth herein.

                                   ARTICLE IV
                                TENANT'S DUTIES
                                ---------------

     4.1  Use.

          (a) The premises are to be used and occupied by Tenant solely for the purpose of long distance service and for no other purpose without the
                ---------------------
     prior written consent of Landlord, which consent shall not be reasonably withheld.

          (b) Tenant agrees not to commit or suffer to be committed on the premises any nuisance or other act or thing against public policy or which violates any law or governmental regulation or which is disreputable or which may disturb the quiet enjoyment of any other tenant of the Building or Garage of which the Premises are a part.

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          (c) Tenant will not use, occupy, or permit the use or occupancy of the
     Premises for any unlawful, disreputable, immoral, or hazardous purpose; or maintain or permit the maintenance of any public or private nuisance; or do or permit any act or thing which may disturb the quiet enjoyment of any other tenants of the Building; or keep any substance or carry on or permit any operation which might emit offensive odors into other portions of the Building; or permit anything to be done which would increase the fire insurance rate of the Building or contents or terminate the fire insurance coverage.

     4.2  Leasehold Improvements/Alterations.

          (a) Tenant shall install improvements to the Leased Premises as provided in Exhibit F. Landlord has made no representations as to the
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     condition of the Leased Premises, and Landlord has made no promises to remodel, repair or decorate the Leased premises.

          (b) All construction work done by Tenant within the Leased Premises shall be performed in a good and workmanlike manner, in compliance with all governmental requirements. Tenant agrees to indemnify Landlord and hold it harmless against any loss, liability or damage resulting from such work, and Tenant shall, if requested by Landlord, furnish a bond or other security satisfactory to Landlord against any such loss, liability or damage.

          (c) Tenant will not permit any mechanic's lien or other liens to be placed upon the Leased Premises, or any portion thereof, caused by or resulting from any work performed, materials furnished or obligation incurred by or at the request of Tenant, and in the case of the filing of any such lien, Tenant will immediately pay, obtain the released of, or bond around same (such bond to be in the form and amount prescribed by the Texas property Code). If any lien is not removed (or bonded around) within thirty
     (30) days, Landlord shall have the right and privilege at Landlord's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional rent hereunder due from Tenant to Landlord and shall be repaid to Landlord (together with interest at the lesser of the rate of eighteen percent (18%) per annum or the maximum rate permitted by law from the date paid by Landlord) within ten (10) days after Tenant's receipt of a statement from Landlord therefor.

     4.3 Condition of the Leased Premises. Tenant will not damage the Leased Premises or the Building and Garage and will maintain the Leased Premises in a clean, attractive condition and in good repair. Upon termination of this Lease, Tenant will surrender and deliver up the Leased Premises in good order and repair and in the same condition as upon the commencement of this Lease, normal wear and tear excepted.

                                       5
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     4.4  Compliance with Laws. Tenant will comply with all Federal, state, municipal, and other laws, ordinances, rules and regulation applicable to the Leased Premises and the business conducted therein by Tenant. Tenant shall forward to Landlord within fourteen (14) days of their receipt, copies of any notices received from any governmental authorities with respect to compliance with any such laws or rules.

     4.5 Indemnify and Hold Harmless. Tenant agrees to indemnify Landlord for, and hold Landlord harmless from, all liability and against all fines, suits, claims, demands, liabilities, and actions (including reasonable costs and expenses of defending against such claims) resulting or alleged to result from any breach, violation, or non-performance of any covenant or condition hereof, or from the use or occupancy of the Leased Premises, by Tenant or Tenant's agents, employees, licensees, or invitees, for any damage to person or property resulting from any act or omission or negligence of any co-tenant, visitor, or other occupancy of the Leased premises except as Landlord's own negligence may contribute thereto.

     4.6 Alterations, Additions and Improvements. Tenant covenants and agrees not to permit the Leased Premises to be used for any purpose other than that stated in the Use Clause hereto, or make or allow to be made any alterations or physical additions in or to the Leased Premises, or place any signs on the Leased Premises which are visible from outside the Leased Premises, or place any safes or vaults (whether moveable or not) upon or in the Leased Premises, without first obtaining the written consent of Landlord. Any and all such alterations, physical additions, or improvements, when made to the Leased Premises by Tenant, shall at once become the property of Landlord and shall be surrendered to Landlord upon the termination of this Lease by lapse of time or otherwise provided however, this clause shall not apply to movable equipment or furniture owned by Tenant.

     4.7  Assignment and Subletting.

          (a) Tenant shall not assign these Leased Premises or any part thereof or mortgage, pledge or hypothecate its leasehold interest without the prior express written permission of Landlord, and any attempt to do any of the foregoing without the prior express written permission of Landlord shall be void and of no effect. Tenant must furnish to Landlord the terms of any proposed assignment or sublease and the name and financial record of each proposed assignee or subtenant. In addition, no space shall be listed or offered to any Broker for listing or advertisement, nor shall Tenant advertise for subletting without the prior written approval of Landlord, nor shall any space be leased for a rent less than the total Base Rental and Additional Rental provided for herein. Tenant must request Landlord's permission at least sixty (60) days prior to any such assignment, sublease, or other transaction.

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          (b) If Landlord exercises its right (but not the obligation) as of the requested effective date of such assignment, sublease, or other transaction to cancel and terminate this Lease (upon payment of no consideration to Tenant) as to the portion of the Leased Premises and the term of Lease with respect to which Landlord has been requested to permit such assignment, sublease, or other transaction; and if Landlord elects to cancel and terminate this Lease as to the aforesaid portion of the Leased Premises and for the term proposed to be assigned or subleased, then the rent and other charges payable hereunder shall thereafter be proportionately reduced.

          (c) In any case where Landlord consents to an assignment or sublease, Tenant will remain liable for the performance of all of the covenants, duties, and obligations hereunder including, without limitation, the obligation to pay all rent and other sums herein provided to be paid, and Landlord shall be permitted to enforce the provisions of this instrument against the undersigned Tenant and/or any assignee or sublessee without demand upon or proceeding in any way against any other person. In addition, if such assignment or sublease provides for the payment of Base Rental, Additional Rental, and other charges, said rental shall not be less than the rental described in Section 3.1 of this Lease. If said rental should exceed the amount stipulated in Section 3.1, Landlord shall be entitled to any and all profits resulting therefrom.

          (d) In any case where Landlord consents to any such assignment, sublease, or other transaction, Landlord may require that Tenant pay to Landlord a reasonable sum as attorneys' or other fees arising incident to such transaction and that the assignee or subtenant pay Landlord a reasonable sum incurred by Landlord in moving the assignee or subtenant in and out of the Leased Premises should Landlord provide such assistance; however, Landlord is under no obligation to provide such service.

          (e) Tenant shall give Landlord written notice of the consummation of any assignment or sublease consented to by Landlord; shall furnish to Landlord copies of all assignments, transfers, subleases, and other documents executed in connection with such assignment or sublease; and shall notify Landlord in writing of the date the assignee or subtenant takes possession of the Leased Premises or a portion thereof.

     4.8 Subordination. Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust, or other lien presently existing or hereafter placed upon the Leased Premises. Tenant agrees that any such mortgagee and/or beneficiary of any deed of trust, or other lien ("Landlord's Mortgagee") and/or Landlord shalt have the right at any time to subordinate such mortgage, deed of trust, or other lien to this Lease on such terms and subject to such conditions as such Landlord's Mortgagee may deem appropriate in its discretion. Tenant agrees upon demand to execute such further

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

instruments subordinating this Lease as Landlord may request and such non-disturbance and attornment agreements as any such Landlord's Mortgagee shall request. In the event that Tenant shall fail to execute any such instrument
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promptly as requested, Tenant hereby irrevocably constitutes Landlord as
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attorney-in-fact to execute such instrument in Tenant's name, place, and stead,
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it being stipulated by Landlord and Tenant that such agency is coupled with an
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interest in Landlord and is, accordingly irrevocable.
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     4.9 Attorney's Fees. In the event that Tenant makes default in the performance of any of the terms, covenants, agreements or conditions contained in this Lease or any part thereof, or the payment of any rent due or to become due hereunder, the Tenant agrees to pay Landlord a reasonable attorney's fee incurred by Landlord, as well as all other reasonable fees the Landlord may incur enforcing the Lease.

     4.10 Rules and Regulations. Tenant shall perform, observe, and comply with the Rules and Regulations of the Building, as attached hereto and made part as Exhibit "D", with respect to the safety, care, and cleanliness of the Leased
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Premises and the Building, and the preservation of good order thereon, and, upon written notice thereof to Tenant, any changes, amendments, or additions thereto as from time to time shall be established and deemed advisable by Landlord for tenants of the Building. Landlord shall use reasonable efforts to enforce the Rules and Regulations, but shall not have any liability to Tenant for any failure of any other tenant or tenants of the Building to comply with such Rules and Regulations. Tenant will not paint, erect, or display any sign, advertisement, placard, or lettering which is visible in the corridors or lobby of the Building or from the exterior of the Building without Landlord's prior written approval.

     4.11 Operation. Tenant shall not place, install, or operate on the Leased Premises or in any part of the Building any engine, refrigerating, heating, or air conditioning apparatus, stove, or machinery, or conduct mechanical operations, or place or use in or about the Leased Premises any inflammable, explosive, hazardous, or odorous solvents or materials without the prior written consent of Landlord. No portion of the Leased Premises shall at any time be used for cooking, sleeping, or lodging quarters.

                                   ARTICLE V
                               LANDLORD'S DUTIES
                               -----------------

     5.1 Quiet Enjoyment. Tenant, upon paying the Rent, any Additional Rent, and any other sums required to be paid by the terms of this Lease, and upon performing and observing the covenants and stipulations set forth herein, shall peaceably hold and enjoy the Leased Premises during the said term. However, Landlord shall have the right to enter the Leased Premises at reasonable times and after giving the Tenant advance notice of such entry, to maintain, repair, or improve any space adjacent to the Leased Premises. The Landlord will make reasonable efforts to minimize any inconvenience

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

caused by the entry and reimburse the Tenant for any expense or damages incurred by Tenant as a result of the entry.

     5.2 Services to be Provided by Landlord. Subject to the Rules and Regulations hereinafter referred to, Landlord shall furnish Tenant the following services during the lease term:

     (b) Janitorial service in and about the Building and the Leased Premises, five (5) days per week, and window washing, as determined by Landlord to be reasonable at a separate rate of $140.05 per month.
                                      -------

     (d) Water for drinking, lavatory, and toilet purposes.

     (e) Replacement of ballasts and fluorescent lamps in Building Standard ceiling-mounted fixtures installed by Landlord and incandescent bulb replacement in all public areas of the Building.

     5.3 Interruptions. No interruption or malfunction of any such services shall constitute an eviction or disturbance of Tenant's use and possession of the Leased Premises or Building or a breach by Landlord of any of its obligations hereunder or render Landlord liable for damages or entitle Tenant to be relieved from any of its obligations hereunder (including the obligation to pay rent) or grant interruption, however, Landlord shall use reasonable diligence to restore such service.

     5.4 Security Service. Landlord shall provide security service for the Building during the weekends and after normal working hours during the week; however, Landlord shall have no responsibility to prevent, nor have liability to Tenant for losses due to theft or burglary, or damages done by persons gaining access to the Leased Premises or the Building.

     5.5 Keys. To furnish Tenant with two (2) keys for each corridor door entering the Leased Premises. Any additional keys will be furnished by Landlord at Tenant's expense equal to its cost, plus ten percent (10%) upon receipt of an order signed by Tenant or Tenant's authorized representative. All such keys shall remain the property of the Landlord. No additional locks shall be allowed on any door of Leased Premises, and Tenant shall not make, or permit to be made, any duplicate keys, except those furnished by Landlord. Upon termination of this Lease, Tenant shall surrender to Landlord all keys to the Leased Premises, and give to Landlord the explanation of the combination of all locks for safes, safe cabinets and vault doors, if any, in the Leased Premises.

     5.6 Tenant Identification. To provide and install all Tenant identification on the entry door to the Leased Premises, as set forth in the Work Letter Agreement (hereinafter defined). All such letters and numerals shall be in the Building Standard Graphics. Only Building Standard graphics may be used in any public area or openings to public areas.

     5.7 Lobby Directory. Landlord agrees to furnish a Lobby Directory Board Strip identifying Tenant on the Lobby Directory Board. The cost of any changes or additions thereafter will be charged to the Tenant.

     5.8 Improvements. In preparing the Leased Premises for occupancy by Tenant, Landlord shall be required to bear the expense of installing the items (said items being considered as Building Standard items) listed on the certain Additional Agreement (the "Additional Agreement" attached hereto as Exhibit "G"
                                                                    -----------
by and between Landlord and Tenant relating to the Leased Premises, only to the extent that they do not exceed the respective allowances indicated in the Additional Agreement.

     5.9 Changes. Landlord will endeavor to comply with the mutually determined Tenant improvement schedule set forth in the Additional Agreement. After receipt of approved price estimate and construction drawings, Landlord will partition and prepare said Leased Premises in accordance therewith; however, Landlord shall not be required to install any partitions or improvements which are not in conformity with the plans and specifications for the Building or which are not approved by Landlord or Landlord's Architect, and Landlord shall be required to bear the expense of installing the items in the Additional Agreement only to the extent that they do not exceed the respective allowance indicated in the Additional Agreement. All installations in excess thereof shall be for Tenant's account, and Tenant shall pay, as Additional Rent hereunder, to Landlord, an amount equal to Landlord's actual cost plus an additional charge of ten percent (10%) to cover overhead, promptly upon being invoiced therefor. Failure by Tenant to pay such sum in full within thirty (30) days after its receipt of the invoice will constitute failure to pay rent when due and an event of default by Tenant hereunder, giving rise to all remedies available to Landlord under this Lease and at law for non-payment of rent.

     5.10 Repair and Maintenance. Landlord will make necessary repairs of damage to the Building corridors, lobby, structural members of the Building and Garage, and equipment used to provide the services referred to in Section 5.2 above, unless any such damage is caused by negligent acts or omissions of Tenant, its agents, customers, employees, or invitees, in which event Tenant will bear the cost of such repair. Tenant will promptly give Landlord written notice of any damage in the Building or Garage requiring repair by Landlord, as aforesaid.

                                   ARTICLE VI
                      INSURANCE, DAMAGE, AND CONDEMNATION
                      -----------------------------------

     6.1 Insurance by Landlord. Landlord shall at its sole discretion maintain fire and extended coverage insurance on the portion of the Building and Garage constructed by Landlord or its predecessors in title. Said insurance shall be maintained in any insurance company authorized to do business in the State of Texas, in amounts desired by Landlord and at the expense of Landlord and payment for losses thereunder shall be made solely to Landlord. If the annual premiums to be paid by Landlord shall exceed the standard rates because Tenant's operations result in extrahazardous exposure, Tenant shall promptly pay the excess amount of the premium upon the request of the Landlord.

     6.2 Insurance by Tenant. Tenant shall, at all times during the term of this Lease, at its own expense, maintain a policy or policies of insurance with premiums fully paid in advance, issued by and binding upon some solvent insurance company approved in writing by Landlord, insuring all of Tenant's personal property located in the Leased Premises and the improvements placed upon the Leased Premises by Tenant (including all items covered by Tenant's plans as approved by Landlord) against loss or damage by fire, explosion, or other hazards and contingencies for the full insurable value thereof. Copies of such policies shall be provided to Landlord.

     6.3 Liability Insurance. Landlord, at its sole discretion, and Tenant, each at their respective expense, shall maintain a policy or policies of comprehensive general liability insurance with the premiums thereon fully paid in advance issued by and binding upon some solvent insurance company (Tenant's insurance company to be approved in writing by Landlord), such insurance to afford minimum protection of not less than $250,000.00 in respect of personal injury or death to any one person and not less than $500,000.00 in the event of bodily injury or death to a number of persons in any one occurrence, and with limits of not less than $300,000.00 for property damage in any one occurrence. The amounts of such insurance required to be maintained by Tenant may be increased from time to time by Landlord at its sole discretion. Copies of such policies shall be provided to Landlord.

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

     6.4 Co-Insurance and Amendment. The policy or policies of insurance to be maintained by Tenant shall name Tenant and Landlord as co-insured and shall contain an endorsement that such policies cannot be amended or modified as to Landlord without fifteen (15) days prior written notice. Tenant shall deliver duplicate original policies of insurance in form satisfactory to Landlord, not less than twenty (20) days prior to the expiration of the old policies.

     6.5 Waiver of Subrogation. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waives any and all rights of recovery, claim, action, or cause of action, against the other, its agents, officers, or employees, for any loss or damage that may occur to the Leased Premises, or any improvements thereto, or said Building of which the Leased Premises are a part, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause which is insured against under the terms of standard fire and extended coverage insurance policies regardless of cause or origin, including negligence of the other party hereto, its agents, officers, or employees, and covenants that no insurer shall hold any right of subrogation against such other parties.

     6.6  Fire or Other Casualty.

     (a) The parties hereto mutually agree that if at any time during the Lease term, the Leased Premises or any portion of the Building or Garage are partially or totally destroyed by fire or other casualty covered by the fire and extended coverage insurance to be carried by Landlord under the terms hereof, then Landlord may, at its option, upon written notice to Tenant, delivered within sixty (60) days after such occurrence, elect to either (i) repair and restore the Leased Premises and Building and Garage as soon as it is reasonably practicable to substantially the same condition in which the Leased Premises and the Building and Garage were before such damage, or (ii) terminate the Lease with such termination to be effective on the date written notice is delivered to Tenant.

     (b) In the event the Leased Premises are completely destroyed or so damaged by fire or other casualty covered by the fire and extended coverage insurance to be carried by Landlord under the terms hereof that it cannot reasonably be used by Tenant for the purposes herein provided and this Lease is not terminated as above provided, then there shall be a total abatement of rent until the Leased Premises are made usable. In the event the Leased Premises are partially destroyed or damaged by fire or other hazard so that the Leased Premises can only be partially used by Tenant for the purposes herein provided, then there shall be a partial abatement in the rent corresponding to the time and extent to which the Leased Premises cannot be used by Tenant.

     (c) If the Leased Premises shall be damaged by fire or other casualty resulting from the fault or negligence of Tenant, or the agents, employees, or licensees of

     Tenant, and either Landlord's or Tenant's insurance does not pay the full cost to repair such damages, then such excess damages shall be repaired by and at the expense of Tenant, under the direction and supervision of Landlord, and rent shall continue without abatement.

     6.7 Condemnation and Loss or Damage. If the Leased Premises or any part hereof shall be taken or condemned for any public purpose, to such an extent as to render the remainder of the Leased Premises, in the opinion of Landlord, not reasonably suitable for Tenant's occupancy, this Lease shall, at the option of either party, forthwith cease and terminate. All proceeds from any taking or condemnation of the Leased Premises shall belong to and be paid to Landlord. In addition, Landlord shall not be liable or responsible to Tenant for any loss or damage to any property or persons occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order beyond the control of Landlord, or for any damage or inconvenience which may arise through repair or alteration of any part of the Building or failure to make such repairs.

                                  ARTICLE VII
                                    GENERAL
                                    -------

     7.1 Access by Landlord. Landlord, its agents, and employees shall have the right to enter any portion of the Leased Premises at all reasonable hours to examine the condition of said Leased Premises, to make any repairs or alterations required to be made by Landlord hereunder, to show the Leased Premises to prospective purchasers or tenants, and for any other purpose deemed reasonable by Landlord.

     7.2  Landlord's Lien. In consideration of the mutual benefits arising under
                           -----------------------------------------------------
this Lease, Tenant hereby Grants to Landlord a lien and security interest in
- ----------------------------------------------------------------------------
and on all property of Tenant now or hereafter in place or upon the Leased
- --------------------------------------------------------------------------
Premises, and such property shall be and remain subject to such lien and
- ------------------------------------------------------------------------
security interest of Landlord for payment of all rent and other sums agreed to
- ------------------------------------------------------------------------------
be paid by Tenant herein, except for that property described in Exhibit G and
- -----------------------------------------------------------------------------
Addendum 1. Said lien and security interest shall be in addition to and
- ----------
cumulative of the Landlord's liens provided by law. The provisions of this Paragraph relating to said lien and security interest shall constitute a secured agreement under the Uniform Commercial Code so that Landlord shall have and may enforce a security interest on all property of Tenant, except for that property described in Exhibit G and Addendum 1, now or hereafter placed in or on the Leased Premises, including but not limited to all fixtures, machinery, equipment, furnishings, and other articles of personal property now or hereafter placed in or upon the Leased Premises by Tenant. Tenant agrees to execute as debtor such financing statement or statements as Landlord may now or hereafter reasonably request in order that such security interest or interests may be protected pursuant to said Code. Landlord may, at its election, at any time file a copy of this Lease as a financing statement. Landlord, as secured party, shall be entitled to all of the rights and remedies afforded a secured party under said Uniform Commercial Code, which rights and remedies shall be in addition to and cumulative of the Landlord's liens and rights provided by law or by the other terms and provisions of this Lease.

     7.3 Default by Tenant. If default shall be made in the payment of any sum to be paid by Tenant under this Lease (no notice being required for default in payment), or default shall be made in the performance of any of the other such covenants or conditions which Tenant is required to observe and to perform, and such non-monetary default shall continue for twenty (20) days after written notice is given to Tenant (said notice to be given pursuant to Paragraph 7.7), or if the interest of Tenant under this Lease shall be levied on under execution or other legal process, or if any petition shall be filed by or against Tenant to declare Tenant a bankrupt or to delay, reduce, or modify Tenant's debts or obligations, or if any petition shall be filed or other action taken to reorganize or modify Tenant's capital structure if Tenant be a corporation or other entity, or if Tenant be declared insolvent according to the law, or if any assignment of Tenant's property shall be made for the benefit of creditors, or a receiver or trustee is appointed for Tenant or its property, or if Tenant shall abandon (which shall mean that Tenant is absent from the Leased Premises for ten
(10) consecutive days during which Tenant is in default in the payment of any sum to be paid by Tenant hereunder) the Leased Premises during the term of this Lease or any renewals or extensions thereof, then Landlord may treat the occurrence of any one or more of the foregoing events as a breach of this Lease (provided that no such levy, execution, legal process, or petition filed against Tenant shall constitute a breach of this Lease if Tenant shall vigorously contest the same by appropriate proceedings and shall remove or vacate the same within thirty (30) days from the date of its creation, service, or filing) and thereupon, at its option may have any one or more of the following described remedies in addition to all other rights and remedies provided at law or in equity:

     (a) Landlord may terminate this Lease and forthwith repossess the Leased Premises and be entitled to recover forthwith as damages a sum of money equal to the total of (i) the cost of recovering the Leased Premises, (ii) the unpaid rent earned at the time of the termination, plus interest thereon at the maximum lawful rate, (iii) the balance of the rent for the remainder of the term, and (iv) any other sum of money and damages owed by Tenant to Landlord.

     (b) Landlord may terminate Tenant's right of possession (but not the Lease) and may repossess the Leased Premises by forcible entry or detainer suit or otherwise, without demand or notice of any kind to Tenant and without terminating this Lease, in which event Landlord may, but shall be under no obligation to do so, relet the same for the account of Tenant for such rent and upon such terms as shall be satisfactory to Landlord. For the propose of such reletting, Landlord is authorized to decorate or to make any repairs, changes, alterations, or additions in or to the Leased Premises that may be necessary or convenient, and if Landlord shall fail to or refuse to relet the Leased Premises, or if the same are relet and a sufficient sum shall not be realized from such reletting after paying the unpaid Base and Additional Rent due hereunder earned but unpaid at the time of reletting plus interest thereon at a maximum lawful rate, the cost of recovering possession, and all of the costs and expense of such decoration, repairs, changes, alterations, and additions and the expenses of such reletting and of the collecting of the rent accruing therefrom to satisfy the rent provided for in this Lease to be paid, then Tenant shall pay to Landlord as damages a sum equal to the amount of the rental reserved in this Lease for such period or periods, or if the Leased Premises have been relet, the Tenant shall satisfy and pay any such deficiency upon demand therefor from time to time and Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Paragraph from time to time, and that no delivery or recovery of any portion due Landlord hereunder shall be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord, nor shall such reletting be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention be given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

     (c) Landlord may take such action required to cure the breach and bill Tenant for any expenses incurred by Landlord incurring such breach, and Tenant shall be obligated to pay such bill immediately upon its receipt by Tenant.

     7.4 Holding Over. In the event of holding over by Tenant after expiration or termination of this Lease without the written consent of Landlord, Tenant shall pay as liquidated damages double rent for the entire holdover period. No holding over by Tenant after the term of this Lease shall operate to extend the Lease; in the event of any unauthorized holding over, Tenant shall indemnify Landlord against all claims for damages by any other Tenant to whom Landlord may have leased all or any part of the premises covered hereby effective upon the termination of this lease. Any holding over with the consent of Landlord in writing shall thereafter make this Lease, a lease from month-to-month.

     7.5 Non-Waiver. Failure of Landlord to declare any default immediately upon occupancy thereof, or delay in taking any action in connection therewith shall not waive such default, but Landlord shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder, either in law or in equity.

     7.6 Estoppel. Tenant will, at such time or times as Landlord may request, sign a certificate stating whether this Lease is in full force and effect; whether any amendments or modifications exist; whether there are any defaults hereunder; and such other information and agreements as may be reasonably requested.

     7.7  Notice. Any notice which may or shall be given under the terms of this

Lease shall, unless otherwise provided herein, be in writing and shall be either delivered by hand or sent by United States Registered or Certified Mail, postage prepaid, if for Landlord, to the Building office; or if for Tenant, be sent by United States Registered or Certified Mail to the below indicated address in Chantilly, Virginia. Such addresses may be changed from time to time by either party giving written notice as provided above. Notice shall be deemed given when delivered (if delivered by hand) or when postmarked (if sent by mail).

                        LANDLORD:
                        --------

                        The University of Texas System
                        ATTN: Director, Business and Administrative Services 201 W. 7th Street
                        Austin, Texas 78701

                        TENANT:
                        ------

                        Mr. Bryan Rachlin
                        Telco Communications Group, Inc.
                        4219 Lafayette Center Drive
                        Chantilly, Virginia 22021-1214

     7.8 Severability. This Lease shall be construed in accordance with the laws of the State of Texas. If any clause or provision of this Lease is illegal, invalid, or unenforceable, under present or future laws effective during the term hereof, then it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of both parties that in lieu of each clause or provision that is illegal, invalid, or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision and enforceable.

     7.9 Entire Agreement and Binding Effect. This Lease and any contemporaneous work letter, addenda, or exhibit constitute the entire agreement between Landlord and Tenant; no prior written or prior contemporaneous oral promises or representations shall be binding. Paragraph captions herein are for convenience only, and neither limit nor amplify the provisions of this Lease. The provisions of this Lease shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors, and assigns of the parties, but this provision shall in no way alter the restriction herein in connection with assignment and subletting by Tenant.

     7.10 Assignment by Landlord. Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Building and property referred to herein, and in such event, no further liability or obligation shall thereafter accrue against Landlord hereunder.

     7.11 Alterations. This Lease may not be altered, changed, or amended, except by an instrument in writing signed by both parties.

     SUBMISSION OF THIS CONTRACT FOR YOUR REVIEW DOES NOT CONSTITUTE A GUARANTEE TO CONSUMMATE A LEASE AGREEMENT, NOR IS ANY AGREEMENT FIRM AND BINDING UNTIL EXECUTED ON BEHALF OF BOTH LANDLORD AND TENANT.

     EXECUTED in multiple counterparts, each of which shall have the force and effect of an original, on this the 29th day of August, 1994.
                                   ----        ------  ----

                                       LANDLORD:

                                       THE UNIVERSITY OF TEXAS SYSTEM


                                       By: /S/ R. D. Burck
                                           ------------------------------------
                                           R. D. Burck
                                           Executive Vice Chancellor
                                           for Business Affairs

APPROVED AS TO FORM:                   APPROVED AS TO CONTENT:


By: /S/Florence P. Mayne               By: /S/Charles H. Perrone
    -----------------------                ------------------------------------
    Florence P. Mayne                      Charles H. Perrone
    Attorney, Office of                    Director, Business and
    General Counsel                        Administrative Services

                                       TENANT:

                                       Telco Communications Group, Inc.


                                       By: /S/Henry G. Luken, III
                                           ------------------------------------
                                           Henry G. Luken, III
                                           Chairman

STATE OF TEXAS           (S)

COUNTY OF TRAVIS         (S)

     This instrument was acknowledged before me on the 29th day of August , 1994 by R. Dan Burck, Executive Vice Chancellor for Business Affairs, on behalf of the Board of Regents of The University of Texas System.


                                       /S/Nancy S. McKee
                                       ----------------------------------------
                                       Notary Public in and for the
                                       State of Texas

STATE OF TEXAS           (S)

COUNTY OF TRAVIS         (S)

         This instrument was acknowledged before me on the      day of         ,
                                                           ----        -------
19  , by Donald A. Burns.
  --

                                       ----------------------------------------
                                       Notary Public in and for the
                                       State of Texas

                                  EXHIBIT "A"
                               LEGAL DESCRIPTION
                               -----------------

A portion of Lot No. Three (3) and Lot No. Four (4) in Block No. Eighty-Two
(82), in the City of Austin, Travis County, Texas according to the map or plat on file in the General Land Office of the State of Texas, described by metes and bounds as follows:

USING the center lines of West Seventh Street, Lavaca Street, and Colorado Street as established by the Engineering Department of the City of Austin, Texas, On December 1, 1940 as a basis of this survey;

STARTING at the Southwest corner of Lot No. One (1), Block No. Eighty-Two (82), in the Original City of Austin, Texas, which point is the intersection of the North boundary line of Lavaca Street and being 40 feet distant from the established center lines of said streets;

THENCE S. 70(degree) 55' East along the North boundary line of West Seventh Street and also along the South line of said Block No. Eighty-Two (82) for 92.68 feet to an iron pipe for the point of beginning of this survey, which point is 25 feet East of the Southeast corner of the main church building of the First Presbyterian Church of Austin, and being also 0.68 feet east of the Southwest corner of Lot Three (3), Block No. Eighty-Two (82), of the Original City of Austin, Texas, and being also on the agreed line between the First Presbyterian Church of Austin and Charles E. Marsh as recorded in Volume 543, Pages 477-480, of the Travis County Deed Records;

THENCE N. 18(degree) 53' East along the agreed line between the First Presbyterian Church of Austin and Charles E. Marsh for 127.4 feet to an iron pipe, which point is 0.90 feet east of the Northeast corner of the Sunday School Annex now on said church property and continuing North 18(degree) 53' East for
0.60 feet for a total distance of 128 feet to an "X" cut into pavement for the corner of this property, which point is in the South boundary line of alley and also from said "X" the Northwest corner of Lot No. One (1), Block No. Eighty-Two
(82), bears North 70(degree) 55' West 92.5 feet and also said "X" is 0.50 feet East of the Northwest corner of Lot No. Three (3), Block No. Eighty-Two (82), of the original City of Austin, Texas;

THENCE South 70(degree) 55' East along the boundary line of alley adjoining Lot No. Four (4), Block No. Eighty-Two (82), for 92.1 feet of the Northwest corner of the American Publishing Company and the Northeast corner of Charles E. Marsh property as recorded in Volume 545, Pages 459-460, of the Travis County Deed Records, and also from said point the center line of Colorado Street as established by the Engineering Department of The City of Austin on December 1, 1940, bears South 70(degree) 55' East 131.7 feet and also said recorded instrument agrees that the Northwest corner of Lot No. Five (5) Block No. Eighty-Two (82), and being also the Northeast corner of Lot No. Four (4), Block
(82) of the Original City of Austin, Texas;

THENCE South 19(degree) 05' West with the West face of the American Publishing Company Building for 128 feet to the Southwest corner of said building, which point is in the North line of West Seventh Street and the agreed Southwest corner of American Publishing Company, and also the Southeast corner of Charles
E. Marsh property as recorded in Volume 545, Pages 459-460 of the Travis County Deed Records and from said Southwest corner of building the established center line of Colorado Street as established by the Engineering Department of the City of Austin, on December 1, 1940, bears South 70(degree) 55' West 132 feet;

THENCE East 70(degree) 55' West along the South line of said Block No. Eighty-Two (82) and also along the North Boundary of West Seventh Street for 91.58 feet to an iron pipe and the point of beginning of this survey;

BEING the same land as that conveyed to Plymouth Life Insurance Company by Commonwealth Acceptance Corporation by Warranty Deed dated September 11, 1956, recorded in Volume 1743, Pages 70-73, of the Deed Records of Travis County, Texas.

SAID PREMISES being the land and building located thereon at the Northwest corner of the intersection of Seventh and Colorado Streets on a plot approximately 184 feet by 128 feet and being the Eastern 45.4 feet of Lot Three
(3) plus the entire Lots Four (4), Five (5), and Six (6), Block Eighty-Two (82), of the Original City of Austin, Travis County, Texas


This Exhibit "A" is attached to and made part of that certain Lease Agreement by and Between The University of Texas System and Telco Communications Group, Inc.,
                                               --------------------------------
Tenant, said Lease Agreement dated August 22, 1994.
                                   ----------------

                                  EXHIBIT "B"
                            PLAT OF LEASED PREMISES
                            -----------------------

                            [FLOOR PLAN APPEARS HERE]


This Exhibit "B" is attached to and made part of that certain Lease Agreement by and Between The University of Texas System, Landlord, and Telco Communications
                                                          ---------------------
Group, Inc., Tenant, said Lease Agreement dated August 22, 1994.
- -----------                                     ----------------

                                  EXHIBIT "D"

                             RULES AND REGULATIONS
                             ---------------------

1. All tenants will refer all contractor's representatives and installation technicians who are to perform any work within the Building to Landlord for Landlord's supervision, approval, and control before the performance of any such work. This provision shall apply to all work performed in the Building including, but not limited to, installations of telephones, telegraph equipment, electrical devices and attachments, any and all installations of every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment, and any other physical portion of the Building. The Tenant shall not mark, paint, drill into, or in any way deface any part of the Building or the Leased Premises, except with prior written consent of the Landlord, and as the Landlord may direct.

2. The work of the janitorial or cleaning personnel shall not be hindered by Tenant after 5:30 PM, and such work may be done at any time when the offices are vacant. The windows, doors, and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles, cabinets, book cases, map cases, etc., necessary to prevent unreasonable hardship to Landlord in discharging its obligations regarding cleaning service.

3. Movement of furniture or office equipment in or out of the Building, or dispatch or receipt by Tenant of any heavy equipment, bulky material, or merchandise which requires use of elevators or stairways, or movement through the Building's service dock or lobby entrance shall be restricted to such hours as Landlord shall designate during normal business hours. All such movement shall be in a manner to be agreed upon between Tenant and Landlord in advance. Such prior arrangements shall be initiated by Tenant. The time, method, and routing of movement and limitations for safety or other concern which may prohibit any article, equipment, or other item from being brought into the Building shall be subject to Landlord's discretion and control. Any hand trucks, carryalls, or similar appliances used for the delivery or receipt of such merchandise or equipment shall be equipped with rubber tires, side guards, and such other safeguards as the Building shall require. Although Landlord or its personnel may participate in or assist in the supervision of such movement, Tenant assumes final responsibility for all risks as to damage to articles moved and injury to person or persons engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for Tenant, from the time of entering the property to completion of work. Landlord shall not be liable for the acts of any person engaged in, or any damage or loss to any of said property or persons resulting from any act in connection with such service performed by Tenant.

4. No signs of any kind or nature, symbol, or identifying mark shall be put on the Building, in the halls, elevators, staircases, entrances, parking areas or upon the doors or walls, whether plate glass or otherwise, of the Leased Premises nor within the Leased Premises so as to be visible from the public areas or exterior of the Building, without prior written approval of Landlord. All signs or lettering shall conform in all respects to the sign and/or lettering criteria established by Landlord.

5. Tenant shall not make or permit any loud or improper noises in the Building or otherwise interfere in any way with other tenants.

6. Landlord will not be responsible for any lost or stolen personal property or equipment from the Leased Premises or public areas, regardless of whether such loss occurs when the area is locked against entry or not.

7. Tenant, or the employees, agents, servants, visitors, or licensees of Tenant shall not, at any time or place, leave or discard rubbish, paper, articles, or objects of any kind whatsoever outside the doors of the Leased Premises or in the corridors or passageways of the Building. No animals, bicycles, or vehicles of any description shall be brought into or kept in or about the Building.

8. No additional lock or locks shall be placed by Tenant on any door in the Building unless written consent of Landlord shall have first been obtained. Two
(2) keys will be furnished by Landlord for the Leased Premise, and any additional key required must be obtained from Landlord at Tenant's expense. A reasonable charge will be made for each additional key furnished. All keys shall be surrendered to Landlord upon termination of tenancy.

9. None of the entries, passages, doors, hallways, or stairways in the Building shall be blocked or obstructed.

10. Landlord shall have the right to determine and prescribe the weight and proper position of any unusually heavy equipment, including computers, safes, large files, etc., that are to be placed in the Building, and only those which in the exclusive judgment of the Landlord will not do damage to the floors, structure, and/or elevators, may be moved into the Building. Any damage caused by installing, moving, or removing such aforementioned articles in the Building shall be paid by Tenant.

11. All Christmas and other decorations must be constructed of flame retardant materials.

12. Tenant shall provide Landlord with a list of all personnel authorized to enter the Building after hours (6:00 p.m. to 6:00 a.m., Monday through Friday, and 24 hours a day on weekends and holidays).

13. Anyone entering or leaving the Building after hours, as set forth in Paragraph 12, must sign his name, company name, suite number, and time on the Building Register and show proper identification if requested.

14. Any furniture or equipment removed from the Building after hours must be listed on the Building Register. Description and serial numbers should be included. Pass out orders on Tenant's stationery must be surrendered to the security officer in the lobby when any articles are being removed from the Building.

15. The freight elevator shall be used to handle packages and shipments of all kinds. Passenger elevators shall not be used for this purpose. The freight elevator is available to handle such deliveries from 9:00 a.m. to 11:00 a.m. and 2:00 p.m. to 3:30 p.m. weekdays. Parcel Post, express, freight, or merchants' deliveries can be made any time within these hours. No furniture or freight shall be handled outside the above hours, except by previous arrangement. Advance notice of arriving or departing shipments will enable the Building Management to give better assistance.

16. Names to be placed on or removed from the Directory Board in the lobby of the Building should be furnished to the Building Manager in writing on Tenant's letterhead.

17. Any additional services as are routinely provided to tenants, not required by the Lease to be performed by Landlord, which Tenant requests Landlord to perform, and which are performed by Landlord, shall be billed to Tenant at Landlord's cost plus fifteen percent (15%), and Tenant shall pay such bill on the next maturing date as an installment of Base Rental.

18. All doors leading from public corridors to the Leased Premises are to be kept closed when not in use.

19. Canvassing, soliciting, or peddling in the Building is prohibited and Tenant shall cooperate to prevent the same.

20. Tenant shall give immediate notice to the Office of the Building in case of accidents in the Leased Premises or in the Building or of defects therein or in any fixtures or equipment, or for any known emergency in the Building.

21. Tenant shall not use the Leased Premises or permit the Leased Premises to be used for photographic, multilith, or multigraph reproductions, except in connection with its own business.

22. The requirements of Tenant will be attended to only upon application at the Office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from the Office of the Building.

23. Tenant shall place or have placed solid pads under all rolling chairs such as may be used at desks or tables. Any damages caused to carpet by not having same shall be repaired or replaced at the expense of the Tenant.

24. Tenant, or the employees, agents, servants, visitors, or licensees of Tenant, shall abide by the Rules and Regulations for the Garage.

25. Tenant shall not allow to pass into any sewer, drain, or toilet serving the Leased Premises or located in the Building any oil, grease, or any other deleterious effluent or substance which may cause an obstruction in or damage to such sewer, drain, or toilet.

26. The Colorado Building is a University of Texas facility and as such has been included in the smoke-free work environment policy established by the U.T. Board of Regents on June 6, 1991. Smoking is prohibited inside all facilities or vehicles owned, leased or operated by The University of Texas System Administration. However, the use of System Administration facilities by outside parties has been granted a waiver of this prohibition. Tenants in the Colorado Building are allowed to designate smoking areas in the building but only
                     --------------------------                 --------
within their leased area.
             -----------

27. Landlord reserves the right to rescind any of these Rules and Regulations of the Building, and to make such other and further Rules and Regulations as in its judgment shall from time to time be needful for the safety, protection, care, cleanliness of the Building, the Leased Premises, and the Garage, the operation thereof, the preservation of good order therein, and the protection and comfort of the other tenants in the Building and their agents, employees, and invitees, which Rules and Regulations, when made and written notice thereof is given to Tenant, shall be binding upon Tenant in like manner as if originally herein prescribed.


This Exhibit "D" is attached to and made part of that certain Lease Agreement by and between The University of Texas System, Landlord, and Telco Communications
                                                          --------------------
Group, Inc., Tenant, said Lease Agreement dated August 22, 1994.
- -----------                                     ---------------

                                  EXHIBIT "F"

                    TENANT IMPROVEMENTS REQUIRED BY LANDLORD
                    ----------------------------------------


None.


This Exhibit "F" is attached to and made part of that certain Lease Agreement by and between The University of Texas System, Landlord, and Telco Communications
                                                          --------------------
Group, Inc., Tenant, said Lease Agreement dated August 22, 1994.
- -----------                                     ---------------

                                  EXHIBIT "G"

                             ADDITIONAL AGREEMENTS
                             ---------------------

Tenant accepts the Leased Premises in their existing, as is condition. Tenant acknowledges that MCI, at Tenant's request and with Landlord's concurrence, has left in the Lease Premises certain modifications to the Leased Premises. Tenant therefore agrees that, at its sole cost and expense, it shall do the "Restoration Work" (herein so called) described below to the Leased Premises at the end of the term of this Lease. The Restoration Work shall be fully completed to the reasonable satisfaction of Landlord on or before expiration of Lease. Landlord, at its option and in its sole discretion, may waive Tenant's obligation to do the Restoration Work. The following comprises the Restoration
Work:

     1. Disconnect the HVAC and electrical systems in the Leased Premises from the Leased Premises' sub-meter and then connect the Leased Premises' HVAC and electrical systems back to the Building's systems as approved by Landlord, such approval not to be unreasonably withheld or delayed;


     2. Removal of raised flooring, structural steel in leased space, or surrender of Security Deposit.

     3. Landlord's lien provided in Section 7.2 shall not cover the property described on the attached Addendum 1.


This Exhibit "G" is attached to and made part of that certain Lease Agreement by and between The University of Texas System, Landlord, and Telco Communications
                                                          --------------------
Group, Inc., Tenant, said Lease Agreement dated August 22, 1994.
- -----------                                     ---------------

                                  Addendum 1

Qty      Part No. Description                Qty      Part No.  Description
- ---      -------- -----------                ---      --------  -----------
1        U621SX   Used DSC 600SX 0 Ports     1        E972      V.35 Hdw Kit for X.25
                                             -
5        F611U    Used Factory ADD DTF Frm
20       F612U.01 Used DIM, MP 8/6           and all other peripheral equipment as
160      F613U    Used Factory DTI           listed Purchase Order 062094.10, dated
1        E619     FGD Terminating Protocol   6/20/94.
1        E626     X.25 Transport System
1        E645     H/W Answer Forced Disc.
1        E951     2-8 Dig Acct Code Validat  Equipment Location:
1        E984     Tandem N00 Service RTU           Suite 500-3
1        E986.01  Tandem Calling card RTU          702 Colorado Street
1        U9621    SP Subsystem (Used)              Austin, TX 78701
3        E962     Add'l SS7 Link Card V.35
1        S680SX   DSC DEX 600SX SP S/W RTU
1        E931.01  DOSS Software RTU

                       SECOND ADDENDUM TO LEASE AGREEMENT
                      -----------------------------------

     This SECOND ADDENDUM TO LEASE AGREEMENT ("Second Addendum") is to be
                                              -----------------
effective for all purposes as of June 1, 1995, by and between the Board of Regents of The University of Texas System ("Landlord"), and Telco Communications
                                           ----------
Group, Inc. ("Tenant").
             --------

                                    RECITALS
                                    --------

     A. Landlord and Tenant entered into a Lease Agreement dated August 22, 1994, as amended by an Addendum to Lease Agreement dated September 12, 1994 (collectively, the "Lease") covering 3,515 square feet of net rentable area on
                    -----
the fifth floor of the Colorado building located at 702 Colorado ("Building"),
                                                                  ----------
Suite 503 in Austin, Travis County, Texas.

     B. Tenant desires to amend the Lease in order to add 1,236 square feet on the sixth floor of the Building, Suite 660.

     C. Landlord is willing to amend the Lease on the terms and conditions stated below.

                                   PROVISIONS
                                   ----------

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged by the parties, Landlord and Tenant hereby agree as follows:

     1.   Defined Terms. Capitalized terms that are not otherwise defined in
          -------------
this Second Addendum have the respective meanings assigned to them in the Lease.

     2.   Addition to Leased Premises. The "Leased Premises" defined in Section
          ---------------------------       ---------------
1.4 of the Lease Agreement is amended to add the 1,236 square feet described on the attached Exhibit "A" for a total New Rentable Area of 4,751 square feet.
             -----------

     3.   Increase in Base Rental. Tenant agrees to pay without demand $12.50
          -----------------------
per square foot per year for the additional square feet ($1,287.50 per month), and Section 3.1 of the Lease is amended to state a total Base Rental of $4,743.92.

     4.   Performance of and Compliance With the Terms and Conditions of the
          ------------------------------------------------------------------
Lease. Landlord and Tenant each promise and agree to perform and comply with the
- ------
terms, provisions, and conditions of and the agreements in the Lease, as modified by this Second Addendum.

     5.   Ratification and Reaffirmation of Lease. Landlord and Tenant each
          ----------------------------------------
hereby ratify, affirm, and agree that the Lease, as herein modified, represents the valid, binding and enforceable obligations of Landlord and Tenant, respectively.

     6.   Applicable Law. Landlord and Tenant hereby agree that this Second
          --------------
Addendum and the Lease shall be governed and construed according to the laws of the State of Texas from time to time in effect.

     7.   Inurement. This Second Addendum shall be binding on and inure to the
          ---------
benefit of Landlord and Tenant and their respective heirs, executors, administrators, legal representatives, successors and assigns.

     8.   Paragraph Headings. The paragraph headings used herein are intended
          ------------------
for reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof.

     9.   Continuation of Lease. Except as expressly stated in this Second
          ---------------------
Addendum, the terms of the Lease shall remain unchanged and in full force and effect as originally provided.

     In witness whereof, this Second Addendum is executed as of the date first set forth above.

                                       LANDLORD:

                                       BOARD OF REGENTS OF THE
                                       UNIVERSITY OF TEXAS SYSTEM

                                       By: /S/R.D. Burck
                                       ----------------------------------------
                                           R.D. Burck
                                           Executive Vice Chancellor for
                                               Business Affairs
                                           The University of Texas System

Approved as to Form:                   Approved as to Content:


/S/Florence P. Mayne                   /S/Charles H. Perrone
- --------------------------------       ----------------------------------------
Florence P. Mayne                      Charles H. Perrone
Office of General Counsel              Director
                                       Business and Administrative Services

                                  EXHIBIT "G"

                             ADDITIONAL AGREEMENTS
                             ---------------------

Tenant accepts the Leased Premises in their existing, as is condition. Tenant acknowledges that MCI, at Tenant's request and with Landlord's concurrence, has left in the Lease Premises certain modifications to the Leased Premises. Tenant therefore agrees that, at its sole cost and expense, it shall do the "Restoration Work" (herein so called) described below to the Leased Premises at the end of the term of this Lease. The Restoration Work shall be fully completed to the reasonable satisfaction of Landlord on or before expiration of Lease. Landlord, at its option and in its sole discretion, may waive Tenant's obligation to do the Restoration Work. The following comprises the Restoration
Work:

     1. Disconnect the HVAC and electrical systems in the Leased Premises from the Leased Premises' sub-meter and then connect the Leased Premises' HVAC and electrical systems back to the Building's systems as approved by Landlord, such approval not to be unreasonably withheld or delayed.

     2. Removal of raised flooring, structural steel in leased space, or surrender of Security Deposit.

     3. Landlord's lien provided in Section 7.2 shall not cover the property described on the attached Addendum 1.


This Exhibit "G" is attached to and made part of that certain Lease Agreement by and between The University of Texas System, Landlord, and Telco Communications
                                                           -------------------
Group, Inc., Tenant, said Lease Agreement dated August 22, 1994.
- ------------                                    ---------------



                                                      ADDENDUM 1

Qty         Part No.         Description                            Qty         Part No.          Description
- ---         --------         -----------                            ---         --------          -----------
1           U621SX           Used DSC 600SX   O Ports               1           E972              V. 35 Hdw Kit for X.25
                                                                    -
5           F611U            Used Factory ADD DTF Frm
20          F612U.01         Used DIM, MP 8/6                       and all other peripheral equipment as
160         F613U            Used Factory DTI                       listed Purchase Order 062094.10, dated
1           E619             FGD Terminating Protocol               6/20/94.
1           E626             X.25 Transport System
1           E645             H/W Answer Forced Disc.
1           E951             2-8 Dig Acct Code Validat              Equipment Location:
1           E984             Tandem NOO Service RTU                       Suite 500-3
1           E986.01          Tandem Calling card RTU                      702 Colorado Street
1           U9621            SP Subsystem (Used)                          Austin, TX  78701
3           E962             Add'l SS7 Link Card V.35
1           S680SX           DSC DEX 600SX SP S/W RTU
1           E931.01          DOSS Software RTU
- ---------------------------------------------------------------------------------------------------------------------------

                      SECOND ADDENDUM TO LEASE AGREEMENT
                      ----------------------------------

     This SECOND ADDENDUM TO LEASE AGREEMENT ("Second Addendum") is to be
                                               ---------------
effective for all purposes as of June 1, 1995, by and between the Board of Regents of The University of Texas System ("Landlord"), and Telco Communications
                                            --------
Group, Inc.("Tenant").
             ------



                                   RECITALS
                                   --------

     A. Landlord and Tenant entered into a Lease Agreement dated August 22, 1994, as amended by an Addendum to Lease Agreement dated September 12, 1994 (collectively, the "Lease") covering 3,515 square feet of net rentable area on
                    -----
the fifth floor of the Colorado building located at 702 Colorado ("Building"),
                                                                   --------
Suite 503 in Austin, Travis County, Texas.

     B. Tenant desires to amend the Lease in order to add 1,236 square feet on the sixth floor of the Building, Suite 660.

     C. Landlord is willing to amend the Lease on the terms and conditions stated below.


                                  PROVISIONS
                                  ----------


     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged by the parties, Landlord and Tenant hereby agree as follows:

     1.  Defined Terms. Capitalized terms that are not otherwise defined in
         -------------
this Second Addendum have the respective meanings assigned to them in the Lease.

     2.  Addition to Leased Premises. The "Leased Premises" defined in
         ---------------------------       ---------------
Section 1.4 of the Lease Agreement is amended to add the 1,236 square feet described on the attached Exhibit "A" for a total Net Rentable Area of 4,751
                          -----------
square feet.

     3.  Increase in Base Rental. Tenant agrees to pay without demand $12.50 per
         -----------------------
square foot per year for the additional 1,236 square feet ($1,287.50 per month), and Section 3.1 of the Lease is amended to state a total Base Rental of $4,743.92.

     4.  Performance of and Compliance With the Terms and Conditions of the
         ------------------------------------------------------------------
Lease. Landlord and Tenant each promise and agree to perform and comply with
- -----
the terms, provisions, and conditions of and the agreements in the Lease, as modified by this Second Addendum.

    5.  Ratification and Reaffirmation of Lease. Landlord and Tenant each hereby
        ---------------------------------------
ratify, affirm, and agree that the Lease, as herein modified, represents the valid, binding and enforceable obligations of Landlord and Tenant, respectively.

    6.  Applicable Law. Landlord and Tenant hereby agree that this Second
        --------------
Addendum and the Lease shall be governed and construed according to the laws of the State of Texas from time to time in effect.

    7.  Inurement. This Second Addendum shall be binding on and inure to the
        ---------
benefit of Landlord and Tenant and their respective heirs, executors, administrators, legal representatives, successors and assigns.

    8.  Paragraph Headings. The paragraph headings used herein are intended for
        ------------------
reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof.

    9.  Continuation of Lease. Except as expressly stated in this Second
        ---------------------
Addendum, the terms of the Lease shall remain unchanged and in full force and effect as originally provided.

    In witness whereof, this Second Addendum is executed as of the date first set forth above.


                                     LANDLORD:

                                     BOARD OF REGENTS OF THE
                                     UNIVERSITY OF TEXAS SYSTEM


                                     By: /s/ R.D. Burck
                                        -------------------------------
                                        R.D. Burck
                                        Executive Vice Chancellor for
                                            Business Affairs
                                        The University of Texas System


Approved as to Form:                 Approved as to Content:

/s/ Florence P. Mayne                /s/ Charles H. Perrone
- -----------------------------        ----------------------------------
Florence P. Mayne                    Charles H. Perrone
Office of General Counsel            Director
                                     Business and Administrative Services


                                       2